UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 8, 2008

MONTAVO, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29397	33-0619528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4957 Lakemont Blvd. SE,
C-4 Suite # 239
Bellevue, WA 98006
(Address of principal executive offices)

(425) 747-5500
(Registrant's telephone number, including area code)

N/A

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to a decision of the board of directors of Montavo, Inc., a Delaware corporation (the “Registrant”), the Registrant’s fiscal year end was changed to December 31 on October 8, 2008. The Registrant will file a report on Form 10-Q covering the transition period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2008

MONTAVO, INC.

By:	/s/ Brook W. Lang
Name: Brook W. Lang
Title: Chief Executive Officer